EXHIBIT C

                     Symbol [ ] indicates information redacted in accordance with confidential treatment request.

A. GENERAL

1. (a) Governmental National Accounts. Governmental National Accounts, i.e., the Department of Defense and other federal, state and local government accounts, including each Governmental National Accounts' constituent purchasing units (each, a "Governmental National Account"), it being understood and agreed that SWISSRAY shall negotiate the terms and conditions of sale to such Governmental National Accounts and shall have the exclusive right to enter into contracts for the sale of PRODUCTS to such Governmental National Accounts within the Territory. HMSA shall solicit the sale of PRODUCTS to the constituent purchasing units of the Governmental National Accounts within the Territory on behalf of SWISSRAY solely upon the terms and conditions of the Governmental National Account contract negotiated by SWISSRAY or otherwise in accordance with the written directions of SWISSRAY. SWISSRAY shall accept such orders only in its sole, absolute discretion. For each PRODUCT sold by SWISSRAY to a Governmental National Account within the Territory, and to the extent permitted under SWISSRAY's contract with the relevant Governmental National Account with respect to such PRODUCT. HMSA shall have the rights and obligations set forth in section 3 of this Agreement, and SWISSRAY shall have the rights and obligations set forth in section 4 of this Agreement. For each sale of PRODUCT completed by SWISSRAY to a Governmental National Account within the Territory, and in consideration of HMSA's obligations undertaken in this section A(1), SWISSRAY shall pay HMSA a fee equal to the net price of the PRODUCT sold by SWISSRAY less the price of the identically configured PRODUCT as set forth in Exhibit F.

    (b) Hospital National Accounts. SWISSRAY will negotiate contracts with certain Hospital Buying Groups through out the country (each a "Contract; collectively, the "Contracts"). Such Contracts state the terms of sale, including price, under which SWISSRAY will make PRODUCTS available to each constituent unit (a "Constituent Unit") of such Hospital Buying Group. For the avoidance of doubt, HMSA shall have the limited right to offer PRODUCTS directly to a Constituent Unit within the Territory and such sales are not reserved exclusively to SWISSRAY under this Agreement. HMSA may provide PRODUCTS at a price higher than the price set forth in the Contract covering the Constituent Unit. In no event shall HMSA have the right to provide PRODUCTS (i) to a Hospital Buying Group with which SWISSRAY has a Contract or (ii) to Constituent Units of such Hospital Buying Group outside of the Territory. Hospital Buying Groups, as an entity, are Reserved Accounts under this Agreement.

2. HBOC, Data General, IBM, Sequoia and Storcomm.





B.     SOUTHEAST

1.[                                     ]
2.[                                     ]
3.[                                     ]

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27.[                                     ]
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30.[                                     ]
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32.[                                     ]
33.[                                     ]
34.[                                     ]
35.[                                     ]


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B.     SOUTHWEST

Protected accounts in the Southwest territory are the hospitals listed below including associated imaging centers. Hospitals are located in [ ] unless otherwise noted.


1.[                                     ]
2.[                                     ]
3.[                                     ]
4.[                                     ]
5.[                                     ]
6.[                                     ]
7.[                                     ]
8.[                                     ]
9.[                                     ]
10.[                                    ]
11.[                                    ]
12.[                                    ]
13.[                                    ]
14.[                                    ]
15.[                                    ]
16.[                                     ]
17.[                                     ]
18.[                                     ]
19.[                                     ]
20.[                                     ]
21.[                                     ]
22.[                                     ]
23.[                                     ]
24.[                                     ]
25.[                                     ]
26.[                                     ]
27.[                                     ]
28.[                                     ]
29.[                                     ]
30.[                                     ]


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C. NORTHEAST


1.[                                     ]
2.[                                     ]
3.[                                     ]
4.[                                     ]
5.[                                     ]
6.[                                     ]
7.[                                     ]
8.[                                     ]
9.[                                     ]


D. NORTHWEST

1.[                                     ]
2.[                                     ]
3.[                                     ]
4.[                                     ]
5.[                                     ]
6.[                                     ]
7.[                                     ]
8.[                                     ]
9.[                                     ]
10.[                                    ]
11.[                                    ]
12.[                                    ]
13.[                                    ]
14.[                                    ]
15.[                                    ]
16.[                                     ]
17.[                                     ]
18.[                                     ]
19.[                                     ]
20.[                                     ]
21.[                                     ]
22.[                                     ]
23.[                                     ]
24.[                                     ]
25.[                                     ]
26.[                                     ]
27.[                                     ]
28.[                                     ]
29.[                                     ]
30.[                                     ]
31.[                                     ]
32.[                                     ]
33.[                                     ]
34.[                                     ]
35.[                                     ]
36.[                                     ]
37.[                                     ]
38.[                                     ]

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                                    EXHIBIT D

                [Technical, Support Documentation and Training]

    SWISSRAY shall provide HMSA with service training, technical support and parts support as follows:



o SWISSRAY shall provide HMSA with factory training for a maximum of [ ( )] engineers. Additional training can be purchased from SWISSRAY at the rate of [$ ] per engineer. HMSA is responsible for all transportation, meals and lodging expenses of its employees in connection with such training.

o       SWISSRAY shall provide reasonable installation support for the first two
        (2) HMSA installations of PRODUCT.

o       SWISSRAY shall provide technical support services to HMSA.  Fees to   be
        determined.

o        SWISSRAY shall maintain a spare parts depot in the United States.

o SWISSRAY shall provide a "hero kit" (parts deemed by SWISSRAY and HMSA to be essential site spares) at no charge to HMSA. Replacement parts to the "hero kit" will be invoiced based on SWISSRAY's then current list price less any HMSA discount. HMSA will purchase a factory spares kit from SWISSRAY for first line support to customers after HMSA has installed ten (10) units of PRODUCT.

o For a mutually agreed upon period, SWISSRAY shall provide remote diagnostics at an agreed upon charge to HMSA. AS a long-term goal, both parties agree to transfer this capability to HMSA as soon as reasonably practicable.

o        SWISSRAY  shall  make   available  its  sales  and  product   marketing
         specialists to support HMSA in connection with its sales efforts within the Territory.

o SWISSRAY shall exchange detectors that it determines are defective with a refurbished detector and charge HMSA an amount equal to SWISSRAY's cost of repair, including labor and parts, in respect of such defective detector.






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                                    EXHIBIT E



Hitachi Medical Systems America Inc.
1959 Summit Commerce Park
Twinsburg, Ohio 44087

                  Re: Commitment to Consult
                         Medical Imaging Informatics

Gentlemen:

         We understand that Hitachi Medical Systems America Inc. ("HMSA") has entered into a distribution agreement with Swissray America, Inc. (the
"Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

         With reference to sections 3.8 and 4.7 of the Agreement, Swissray Information Solutions, Inc. ("SIS") will provide a finder's fee to HMSA in connection with (1) the initial contract for services rendered by SIS to an HMSA customer, and (2) all imaging devices, other than Product, sold to such customer during the Term. The finder's fee will be in an amount equal to [ ] percent [ ( %)] of the net price for such services or devices is the direct result of a lead provided to SIS by HMSA.

         In the event SIS or its partners completes a sale of Product within the Territory to an account that is not the direct result of a lead provided to SIS by HMSA and is not a Reserved Account, SIS shall pay HMSA a [$ ] commission upon full payment of SIS's invoice by such SIS account. In consideration of the payment by SIS of [$ ] per unit of Product, HMSA shall have responsibility for installation, applications training and warranty service (as described in the Agreement) for each of such Products sold by SIS or its partners within the Territory.

         The determination by SIS whether and upon what terms it will contract with an HMSA customer shall be in the sole absolute discretion of SIS.

         This letter contains the entire understandings between SIS and HMSA with respect othe subject matter hereof and supersedes all prior and contemporaneous agreements, representations, warranties and understandings, either oral or written, with respect thereto. The provisions of this letter may be amended only by a written instrument signed by SIS. All claims for finder's fees by HMSA under this letter shall be made to SIS at its Gig Harbor address.

                                                               Very truly yours,

                                       32


                                    EXHIBIT F

                 [SWISSRAY Price Quotation to HMSA for PRODUCT]

DIRECT DIGITAL RADIOGRAPHY SYSTEM

Quantity                                  Product

1-10 SWISSRAY branded ddR Multi-System, complete, consisting of:

o               Motorized, remote controlled positioning device
o               AddOn-Bucky, full size digital detector
o               Mobile patient table for recumbent examinations
o               80k W high frequency generator
o               0.6/1.2 mm high speed x-ray tube, 100kW
o               Motorized, remote controlled collimator with 3 different filters
o               SwissVision Acquisition Station
o               MUSICA Algorithms
o               DICOM 3.0 connectivity
o               One set of operator's manuals (2 sets for government accounts)

Hitachi Net Price                         [US$             ]

* HMSA shall be granted a one time PRODUCT purchase price of [US$          ] for
PRODUCT to be installed within the greater Chicago, Atlanta or Miami areas.

Additional Discounts

o For unit nos. 11 - 25, SWISSRAY shall provide HMSA with an additional [ %] discount off of the "Hitachi Net Price" set forth above if ordered within one (1) year of the date of this Agreement.

o For unit nos. 26 - 50, SWISSRAY shall provide HMSA with an additional [ %] discount off of the "Hitachi Net Price" set forth above if ordered within one (1) year from the date of this Agreement.





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




OPTIONS


Product                                                        Hitachi Net Price

DICOM Worklist Management                                      [               ]

HL - 7 Interface                                               [               ]



Single Monitor Diagnostic Acquisition Workstation              [               ]
Upgrade of the SwissVision workstation supplied with ddR Multi-System.

Upgraded workstation includes:

SwissVision 4000 Software

Single 21 "MegaScan Monitor (2048x2560) in lieu of standard monitor

4 Megapixel Dome Graphics Card (Dual monitor capability) in lieu of standard graphics card

Dual Monitor Diagnostic Acquisition Workstation                [               ]
Upgrade of the SwissVision workstation supplied with ddR Multi-System.

Upgraded workstation includes:

SwissVision 4000 Software Plus

Two (2) 21 "MegaScan Monitors (2048x2560) in lieu of single standard monitor

Two (2) 5 Megapixel Dome Graphics Card (Dual monitor capability) in lieu of standard graphics card


Dual Monitor Diagnostic Acquisition Workstation                [               ]
 (General Rad work only)

SwissVision workstation supplied.

SwissVision 4000 Software PlusTwo

Two (2) 21 Megapixel Dome Graphics Card (Dual monitor capability) in lieu of standard graphics card

Two (2) 5 Megapixel Dome Graphics Card (Dual monitor capability) in lieu of standard graphics card

SwissVision AIT Archive - 40 GB                                [               ]

Upgrade of the ddR Multi-System to provide expanded on-line and near line digital image storage. Upgrade consists of the following:


Windows NT Workstation/Server with 9GB Mirrored Drives, 128 MB RAM, Tape Backup, UPS, Modem, Remote Access Software, NT, SQL

FileLink Medical Archive Software(TM)

Ability to archive from multiple ddR Multi-Systems or other DICOM compliant Storage Service Class Users

FileLink  Medical Archive Software (TM)

40 gigabyte total storage capacity using AIT drive


SwissVision DLT Archive - 40 GB                             [$                 ]


Upgrade of the ddR Multi-System to provide expanded on-line and near line digital image storage. Upgrade consists of the following:

Windows NT Workstation/Server with 9GB Mirrored Drives,
128 MB RAM, Tape Backup,  UPS, Modem,  Remote Access Software,  NT, SQL

FileLink Medical Archive Software (TM)

Ability to archive from multiple ddR Multi-Systems or other DICOM compliant Storage Service Class Users

40 gigabyte total storage capacity using AIT drive


                                       35